SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2012
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DENDREON CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1301 2nd Avenue, Suite 3200
Seattle, WA  98101
(Address of principal executive offices) (zip code)

(206) 256-4545
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2012, Dendreon Corporation, a Delaware corporation (the “Company”) announced the appointment of three executive officers:  Joseph I. DePinto as executive vice president, global commercial operations; Robert S. Poulton as executive vice president, technical operations; and Christine Mikail Cvijic (“Christine Mikail”) as executive vice president, corporate development, general counsel and secretary.  Ms. Mikail succeeds John E. Osborn as executive vice president, general counsel and secretary of the Company, and Mr. Osborn will continue to serve in an executive advisory role until June 30, 1012.  A copy of the press release announcing these organizational changes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with each of the three executive officers’ appointments, the Company entered into an Executive Employment Agreement (the “Agreement”) with each of Mr. DePinto, Mr. Poulton and Ms. Mikail.  Each of the Agreements provide for an annual base salary, consisting of $390,000 for each of Messrs. DePinto and Poulton, and $400,000 for Ms. Mikail.  Each of the Agreements further provide for each executive officer to receive a performance-based bonus with a target of fifty percent (50%) of the respective executive’s base salary. The Agreements do not have a specified term and provide that if the Company terminates the executive officer’s employment without cause, or if the executive resigns for good reason, as such terms are defined in the Agreement, the executive will be entitled to a lump sum severance payment equal to one hundred twenty five percent (125%) of the sum of the respective executive’s then current base salary plus the maximum target annual bonus for such year, in addition to acceleration of vesting of all outstanding equity awards. If such termination by the Company without cause or resignation by the executive officer with good reason occurs within three months before or twelve months after a change of control, as defined in the Agreement, then the executive will be entitled to one hundred fifty percent (150%) of the sum of the respective executive’s then current base salary plus the maximum target annual bonus for such year, in addition to acceleration of vesting of all outstanding equity awards.

Joseph I. DePinto, age 44, Executive Vice President, Commercial Operations joined us in February 2012.  Previously, Mr. DePinto served as Vice President Product Champion at Imclone Systems, a wholly-owned subsidiary of Eli Lilly for IMC-11F8 (necitumumab) from July 2010 until February 2012.  Prior to that time, Mr. DePinto served as Vice President of U.S. Sales and Marketing at Abraxis Bioscience, an oncology biotech company and now a wholly-owned subsidiary of Celgene Corporation, from October 2009 until March 2010.  Mr. DePinto also served as Vice President, Commercial Operations for ImClone Systems, a wholly-owned subsidiary of Eli Lilly and Company, from July 2008 until October 2009, and Global Marketing Leader of Oncology Therapeutics at Johnson & Johnson Pharmaceutical Services, Inc. from January 2006 until July 2008.  Mr. DePinto has spent 20 years of his career working in oncology at both large pharmaceutical and biotech companies.  He earned his Bachelor of Science in Marketing and his Master of Business Administration in Pharmaceutical Chemical Studies from Fairleigh Dickinson University.

Robert S. Poulton, age 55, has served as our Executive Vice President, Technical Operations since February 2012 and previously served as our Senior Vice President of Global Quality since joining us in November 2010. Prior to that time, he served as Senior Vice President, CMC (Chemistry, Manufacturing and Control), Conformance and Compliance of Wyeth, a wholly owned subsidiary of Pfizer Inc., from June 2007 until October 2010, and was Senior Vice President, International Operations and Global Supply Chain at Wyeth from February 2006 until June 2007. Mr. Poulton currently serves on the board of Epicor BioNetworks Inc., a biotechnology company. Mr. Poulton received a BSC Honours from Brighton Polytechnic and is a Fellow of the Royal Society of Chemistry.

Christine Mikail, age 34, has served as our Executive Vice President, Corporate Development, General Counsel and Secretary since February 2012 and previously served as Senior Vice President, Corporate Strategy and Corporate Development at Savient Pharmaceuticals, Inc., a specialty biopharmaceutical company, from February 2011 until February 2012.  From March 2008 until February 2011, Ms. Mikail held several positions at ImClone Systems Corporation, a wholly owned subsidiary of Eli Lilly and Company, and served as Vice President, General Counsel and Secretary prior to her departure.  Prior to that time, Ms. Mikail worked at the law firms of Reed Smith LLP from August 2005 until March 2008, Lowenstein Sandler PC from 2004 until 2005, and Wilmer Hale during 2001 and from 2002 until 2004.  She earned her Bachelor of Arts from Rutgers University and J.D. from Fordham University School of Law.

There are no arrangements or understandings between each of Mr. DePinto, Mr. Poulton or Ms. Mikail, and any other persons pursuant to which each was appointed as an executive officer of the Company. There are no family relationships between each of Mr. DePinto, Mr. Poulton or Ms. Mikail, and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to each of Mr. DePinto, Mr. Poulton or Ms. Mikail pursuant to Item 404(a) of Regulation S-K.  The foregoing description of the Agreements with each of Mr. DePinto, Mr. Poulton or Ms. Mikail is qualified in its entirety by the standard form of executive employment agreement itself, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on November 2, 2011.

In connection with Mr. Osborn’s resignation as executive vice president, general counsel and secretary, the Company entered into an amendment to his employment agreement.  Under the amended employment agreement, Mr. Osborn will continue to receive his current annual base salary for his services in an executive advisory role through June 30, 2012, whereupon his employment will effectively cease, unless earlier terminated by the Company or Mr. Osborn on an earlier date.  Mr. Osborn will also receive severance benefits pursuant to his employment agreement. The foregoing description of Mr. Osborn’s employment agreement is qualified in its entirety by the employment agreement itself, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on August 31, 2011.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

99.1	Dendreon Corporation press release dated February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

	By:	/s/ Esmé C. Smith
Esmé C. Smith
Vice President, Deputy General Counsel and Assistant Secretary
Date: March 1, 2012

EXHIBIT INDEX
Exhibit No.	Description
99.1	Dendreon Corporation press release dated February 28, 2012.